                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                         ----------------------------

                                   FORM 8-K


                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event report)     NOVEMBER 17,  1997


          The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of August 31, 1997 providing for the issuance of TMS SBA Loan-Backed Adjustable Rate Certificates, Series 1997-1, Class A and Class B), The Money Store Investment Corporation, The Money Store Commercial Mortgage Inc. and The Money Store of New York, Inc.



                                The Money Store, Inc.
-------------------------------------------------------------------------------
             (Exact name of regristrant as specified in its charter)



          New Jersey               333-20817           Applied For
          ----------               ---------           -----------
          State or other          (Commission         (IRS Employer
          jurisdiction of         File Number)        ID Number)
          incorporation)


          2840  Morris  Avenue,  Union,  New  Jersey            7083
          ----------------------------------------------------------
          (Address of principal executive officer)


           Registrant's Telephone Number,
           including area code:                        908-686-2000
                                                       ------------


                                         n/a
           ----------------------------------------------------------
           (Former name or former address, if changed since last report)

             Item 5          Other Events
                             ------------------------------------------



     Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the November 17, 1997 Remittance Date.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        THE MONEY STORE INC.
                                        THE MONEY STORE INVESTMENT CORPORATION
                                        THE MONEY STORE COMMERCIAL MORTGAGE INC.
                                        THE MONEY STORE OF NEW YORK INC.



                                        By: \S\ Harry Puglisi
                                        ----------------------------------
                                            Name:  Harry Puglisi
                                            Title:  Treasurer


Dated: November 30, 1997

               SERVICER'S  CERTIFICATE


IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT
DATED AS OF AUGUST 31, 1997, THE MONEY STORE INVESTMENT CORPORATION
REPORTS THE FOLLOWING INFORMATION PERTAINING T SERIES 1997-1
FOR THE NOVEMBER 12, 1997 DETERMINATION DATE                       SERIES 1997-1

1.  AVAILABLE FUNDS                                                                $3,361,420.10


2.  (A)  AGGREGATE CLASS A CERTIFICATE
         PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                         130,016,055.97

    (B)  AGGREGATE CLASS B CERTIFICATE
          PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                          9,786,154.75

    (C)  AGGREGATE POOL PRINCIPAL BALANCE
             AS REPORTED IN THE PRIOR MONTH                                       123,877,294.93

3.   PRINCIPAL PREPAYMENTS RECEIVED DURING
     DUE PERIOD
     (A)  NUMBER OF ACCOUNTS                                                                   1

     (B)  DOLLARS                                                                      25,689.47


4.   PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
     BY CURTAILMENTS RECEIVED DURING THE DUE PERIOD                                     1,899.92


5.   PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
     BY ALL EXCESS AND MONTHLY PAYMENTS IN RESPECT OF
     PRINCIPAL RECEIVED DURING THE DUE PERIOD                                         289,325.67


6.  AGGREGATE AMOUNT OF INTEREST RECEIVED NET OF THE FTA's
    FEE, PREMIUM PROTECTION FEE, ADDITIONAL FEE AND PORTION
    PAYABLE TO REGISTERED HOLDERS                                                   1,698,681.78


7.  (A)  AMOUNT OF MONTHLY ADVANCE                                                          0.00

    (B)  AMOUNT OF COMPENSATING INTEREST                                                    3.12


8.   DELINQUENCY AND FORECLOSURE INFORMATION
           (SEE  EXHIBIT  K)

9.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED BY
    REALIZED LOSSES ON A LIQUIDATED  LOAN                                                   0.00


10. (A)  CLASS A INTEREST DISTRIBUTION  AMOUNT:
         (i)   ACCRUED INTEREST                                 677,166.90
         (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                REMITTANCE  DATE  PLUS  INTEREST                      0.00
         (iii)  CLASS A INTEREST DISTRIBUTION AMOUNT
                ADJUSTMENT                                       (1,050.07)
    ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                                     676,116.83
                                                                                      5.19290960
    (B)  CLASS B INTEREST DISTRIBUTION  AMOUNT:
         (i)   ACCRUED INTEREST                                                        54,884.10
         (ii)  SHORTFALL, IF ANY, ON A PRECEDING
               REMITTANCE  DATE  PLUS  INTEREST                       0.00
         (iii) CLASS B INTEREST DISTRIBUTION AMOUNT
               ADJUSTMENT                                           (85.20)
    ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                                      54,798.90
                                                                                      5.59172449
    (C)  CLASS A PRINCIPAL DISTRIBUTION  AMOUNT:
         (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
               AND OTHER RECOVERIES OF PRINCIPAL                294,731.01
         (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
               INTEREST PURCHASED FOR BREACH OF
               WARRANTY AND RECEIVED BY THE TRUSTEE                   0.00
         (iii) SUBSTITUTION  ADJUSTMENTS                              0.00
               UNGUARANTEED PERCENTAGE OF
         (iv)  LOSSES THAT WERE LIQUIDATED                            0.00
         (v)   UNGUARANTEED PERCENTAGE OF SBA LOAN
               DELINQUENT 24 MONTHS OR
               UNCOLLECTIBLE                                          0.00
         (vi)  AMOUNT RELEASED FROM PRE-FUNDING ACCOU                 0.00
         (vii  RECALCULATED PRINCIPAL ADJUSTMENT                      0.00
    TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                                       294,731.01
                                                                                      2.26367903
    (D)  CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
         (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
               AND OTHER RECOVERIES OF PRINCIPAL                22,184.05
         (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
                INTEREST PURCHASED FOR BREACH OF
                WARRANTY AND RECEIVED BY THE TRUSTEE                 0.00
         (iii)  SUBSTITUTION  ADJUSTMENTS                            0.00
         (iv)   UNGUARANTEED PERCENTAGE OF
                 LOSSES THAT WERE LIQUIDATED                         0.00
         (v)    UNGUARANTEED PERCENTAGE OF SBA LOAN
                DELINQUENT 24 MONTHS OR
                UNCOLLECTIBLE                                        0.00
         (vi)  AMOUNT RELEASED FROM PRE-FUNDING ACCOU                0.00
         (vii)  RECALCULATED PRINCIPAL ADJUSTMENT                    0.00
  TOTAL CLASS B PRINCIPAL DISTRIBUTION  AMOUNT                                         22,184.05
                                                                                       2.26367857

11.  (A)  AMOUNT AVAILABLE IN THE SPREAD ACCOUNT
          IN CASH AND FROM LIQUIDATION OF
          PERMITTED  INSTRUMENTS                                                    1,550,958.32

     (B)  TRANSFER FROM SPREAD ACCOUNT TO CERTIFICATE
          ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                                            0.00


12.  (A)  AGGREGATE CLASS A CERTIFICATE PRINCIPAL
          BALANCE AFTER DISTRIBUTIONS TO BE MADE
          ON THE REMITTANCE DATE                                                  129,721,324.96
                                                                                    996.32354040
     (B)  AGGREGATE CLASS B CERTIFICATE PRINCIPAL
          BALANCE AFTER DISTRIBUTIONS TO BE MADE
          ON THE REMITTANCE DATE                                                    9,763,970.70
                                                                                    996.32354082
     (C)  POOL PRINCIPAL BALANCE AFTER  DISTRIBUTIONS
          TO BE MADE ON THE REMITTANCE DATE                                       123,560,379.87
                                                                                    882.57414193

13.  (A)  EXCESS SPREAD                                                               553,614.38

     (B)  EXTRA INTEREST                                                              396,035.70

     (C)  SPREAD ACCOUNT BALANCE                                                    1,550,958.32

     (D)  SPECIFIED SPREAD ACCOUNT REQUIREMENT                                      4,324,613.30


14.  (A)  WEIGHTED AVERAGE MATURITY                                                      222.812

     (B)  WEIGHTED AVERAGE SBA LOAN INTEREST RATE                                         10.576%


15.  (A)  SERVICING FEE FOR THE RELATED DUE PERIOD                                    141,055.48

     (B)  PREMIUM PROTECTION FEE FOR THE RELATED
               DUE PERIOD                                                             147,467.75

     (C)  AMOUNTS TO BE DEPOSITED TO THE EXPENSE
               ACCOUNT                                                                  6,193.87


16. AMOUNT OF REIMBURSEMENTS PURSUANT TO:
     (A) SECTION  5.04 (b)                                                                  0.00

     (B) SECTION  5.04 (c)                                                                  0.00

     (C) SECTION  5.04 (d)(ii)                                                          5,176.66

     (D) SECTION  5.04 (e)                                                                  0.00

     (E) SECTION  5.04 (f)                                                            139,080.00


17.  (A) CLASS A REMITTANCE RATE                                                           6.250%

     (B) CLASS B REMITTANCE RATE                                                           6.730%

18.  (A)  AGGREGATE PRINCIPAL BALANCE OF THE SUBSEQUENT MORTGAGE
           LOANS PURCHASED DURING THE PRIOR DUE PERIOD                                      0.00

     (B)  AMOUNT ON DEPOSIT IN THE PRE-FUNDING ACCOUNT AS OF THE END OF
           SUCH DUE PERIOD                                                         15,924,915.79


19.  OTHER INFORMATION AS REQUESTED

I, Harry Puglisi, Treasurer, represent that The Money Store Investment Corporation complied with section 6.09 of the Pooling and Servicing Agreement dated August 31, 1997 pertaining to Series 1997 - 1 in preparing the accompanying Servicer's Certificate.



THE  MONEY  STORE  INVESTMENT  CORPORATION






     By: \S\ Harry Puglisi
     ---------------------

        HARRY PUGLISI
         TREASURER